January 19, 2022
Pioneer Solutions - Balanced Fund
Supplement to the Prospectus and Summary Prospectus, each dated December 1, 2021
The following supplements the information under the headings “Principal investment strategies” in the section entitled “Fund summary” of the summary prospectus and prospectus, and corresponding information in the section entitled “More on the fund’s investment objective and strategies”:
Principal investment strategies
The fund is a “fund of funds.” The fund seeks to achieve its investment objectives by investing in other funds (“underlying funds”) and using asset allocation strategies to allocate its assets among the underlying funds.
Asset allocation process
The fund invests in underlying funds managed by Amundi Asset Management US, Inc. (“Amundi US”) or one of its affiliates.
The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called “alternative” - asset classes such as real estate investment trusts (REITs) or commodities, or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms). The fund may invest in underlying funds with exposure to debt and equity securities of issuers located throughout the world, including both developed and emerging markets.
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. The fund invests a minimum of 25% of its assets in each of fixed income and equity securities. The fund’s exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
Amundi US allocates the fund's assets among underlying funds based on strategic positioning and tactical considerations, taking into account both broad economic and market factors and factors specific to particular investments. Amundi US allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. Amundi US's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. Amundi US considers the relative return potential of investments in view of their expected relative risk, including potential volatility and drawdown risk (the risk of significant loss, measured from peak value) among other risks. Amundi US also analyzes the fund's investment strategies, investment process and portfolio management team. The goal of this process is to identify a combination of investments with the potential to provide total return consistent with the fund's overall risk/return profile.
As part of its asset allocation strategy, the fund may invest in Pioneer Multi-Asset Income Fund, among other Pioneer Funds. Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. Pioneer Multi-Asset Income Fund’s investments in debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, floating rate loans, convertible securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, insurance-linked securities, and funds that invest primarily in debt securities. Pioneer Multi-Asset Income Fund’s investments in equity securities include common stocks, rights, warrants, depositary receipts, funds that invest primarily in equity securities, preferred stock, equity interests in real estate trusts (REITs), equity-linked notes and master limited partnerships. Pioneer Multi-Asset Income Fund may invest in the securities of issuers located throughout the world, including
2

in emerging markets. As of December 31, 2021, approximately 29% of the fund was allocated to Pioneer Multi-Asset Income Fund. The fund’s allocation among underlying funds, including Pioneer Multi-Asset Income Fund, will change from time to time.
As part of its asset allocation strategy, the fund may invest in Pioneer Flexible Opportunities Fund, among other Pioneer Funds. Pioneer Flexible Opportunities Fund has the flexibility to invest in a broad spectrum of asset classes, including both traditional investments, such as equity and fixed income securities, and less traditional or alternative investments, such as commodity-oriented investments, real estate related investments, and currencies. Pioneer Flexible Opportunities Fund’s investments in equity securities may include common and preferred stocks, depositary receipts, warrants, rights, equity-linked securities and other equity interests. Pioneer Flexible Opportunities Fund’s investments in fixed income securities include those issued by U.S. and non-U.S. governmental, corporate and other issuers, including mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, floating rate loans, convertible securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, insurance-linked securities, and municipal securities. Pioneer Flexible Opportunities Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-linked derivatives, ETFs and other pooled investment vehicles, exchange-traded notes (ETNs) and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). Pioneer Flexible Opportunities Fund may invest up to 100% of its assets in non-U.S. securities, including securities of emerging market issuers. In addition to investing in securities denominated in non-U.S. currencies, Pioneer Flexible Opportunities Fund may hold non-U.S. currencies and purchase and sell forward currency exchange contracts in non-U.S. currencies. As of December 31, 2021, approximately 20% of the fund was allocated to Pioneer Flexible Opportunities Fund. The fund’s allocation among underlying funds, including Pioneer Flexible Opportunities Fund, will change from time to time.
Annual and semi-annual reports for the underlying funds may be obtained on the fund’s website at amundi.com/us.
Investments typically are sold when Amundi US's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.

The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
32838-00-0122
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC